June 3, 2020 NAREIT REITweek 2020 Investor Presentation Exhibit 99.1

Forward Looking Statements This presentation contains, and our officers and representatives may make, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in or made in connection with this presentation. Such risks and uncertainties include, but are not limited to, the following: The general political, economic and competitive conditions in the markets in which we invest; The level and volatility of prevailing interest rates and credit spreads; Adverse changes in the real estate and real estate capital markets; General volatility of the securities markets in which we participate; Changes in our business, investment strategies or target assets; Difficulty in obtaining financing or raising capital; Reductions in the yield on our investments and increases in the cost of our financing; Adverse legislative or regulatory developments, including with respect to tax laws; Acts of God such as hurricanes, floods, earthquakes, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; The ultimate geographic spread, severity and duration of pandemics such as the recent outbreak of novel coronavirus (“COVID-19”), actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and our financial condition and results of operations; Changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; Deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; Defaults by borrowers in paying debt service on outstanding indebtedness; The adequacy of collateral securing our investments and declines in the fair value of our investments; Adverse developments in the availability of desirable investment opportunities; Difficulty in successfully managing our growth, including integrating new assets into our existing systems; The cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; The availability of qualified personnel and our relationship with our Manager; The potential unavailability of the London Interbank Offered Rate (“LIBOR”) after December 31, 2021; Conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; Our qualification as a real estate investment trust for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended; and Authoritative U.S. GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission, the Internal Revenue Service, the New York Stock Exchange and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. There may be other risks, uncertainties or factors that may cause our actual results to differ materially from the forward-looking statements contained in or made in connection with this presentation, including risks, uncertainties and factors disclosed under the heading “Risk Factors” contained in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2019 and in Part II, Item 1A in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, as the same may be updated from time to time by our future filings under the Securities Exchange Act of 1934, as amended. You should evaluate all forward-looking statements contained in or made in connection with this presentation in the context of these risks, uncertainties and other factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained in or made in connection with this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in the documents we file with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020 TPG RE Finance Trust, Inc. TRTX is a leading commercial mortgage REIT targeting direct origination of floating rate, transitional first mortgages to primarily institutional borrowers $5.8 billion Total Outstanding Loan Commitments $5.1 billion Unpaid Principal Balance of Loans L+3.4% Weighted Average Loan Interest Rate 100% Floating Rate $12.4 billion Loan Commitments Originated or Acquired Since December 2014 65.7% Weighted Average LTV 99.6% First Mortgage Loans 66 Loans Source: Company financials as of 3/31/2020

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020 Platform Highlights Scale Balance sheet lender with $5.8 billion portfolio of floating rate loans, of which 99.6% are first mortgage loans Originated and acquired $12.4 billion of loan commitments since December 2014 Harnesses TPG’s $87 billion AUM platform, informational advantages, and enhanced access to low-cost capital to drive deal flow Experience Led by proven, cycle-tested, career portfolio lenders Focus $50M+ transitional, floating rate loans with business plans < 24 months Assets that have/will have consistent and predictable cash flows Risk Mitigation Loans in major US markets with experienced, well-capitalized sponsors Emphasis on strong credit, visible cash flow, and moderate LTV Current Portfolio $87.3 million average loan size 65.7% weighted average LTV Weighted average interest rate of L + 3.41% Weighted average 1MOLIBOR floors of 1.66% Delivering attractive risk-adjusted returns through selective first mortgage loan originations All data as of March 31, 2020, except AUM as of December 31, 2019.

Career Balance Sheet Lenders Drive Investment Strategy



Greta Guggenheim
Chief Executive Officer
30+ years of experience

Select Experience
Co-Founder and CIO
Ladder Capital



Peter Smith
Chief Investment Officer
25+ years of experience

Select Experience
Managing Director
Ladder Capital



Bob Foley
Chief Financial and Risk Officer
30+ years of experience

Select Experience
Co-Founder, CFO and COO
Gramercy Capital Corp.



Deborah Ginsberg
General Counsel
15+ years of experience

Select Experience
Principal
Blackstone RE Debt Strategies

- Leadership team has invested through multiple business cycles
- Emphasis on credit quality and principal protection over yield
- Constant engagement throughout the investment process
- Deep, extensive relationships with owners, borrowers and brokers
- 25-person investment team supported by infrastructure of TPG Global

Team combines lending experience and public company C-level experience

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020 5

Business Update

- Sold entire investment portfolio of CRE Debt Securities and retired all associated liabilities by April 30, 2020
- Since April 30, 2020, investment portfolio is comprised entirely of loans, of which 99.6% are first mortgage loans
- Raised strategic capital and boosted liquidity via issuance of $225 million of 11% Series B cumulative preferred stock on May 29, 2020 (see page 7 for further detail)
- Voluntarily deleveraged our 7 secured credit facilities in lieu of potential future margin calls to shield us from potential credit-based marks for defined periods
- Actively managing loan portfolio and borrower relationships to mitigate the immediate effects of the COVID-19 pandemic and associated economic dislocations, and protect value for TRTX and borrowers
- Deferred to July 14, 2020 payment of $0.43 per share first quarter dividend to stockholders of record as of June 15, 2020


CRE Debt Securities
$ In Millions
Face Value
Market Value
$786
$788
$767
$605
$0
$0
12/31/19
3/31/20
4/30/20


CRE Debt Securities MTM Repo Borrowings[1]
$ in Millions
$693
$608
$0
12/31/19
3/31/20
4/30/20


Investment Portfolio
$ In Billions[2]
Loans
CRE Debt Securities
$5.0 / 86%
$0.8 / 14%
$5.1 / 89%
$0.6 / 11%
$5.1 / 100%
$0.0 / 0%
12/31/19
3/31/20
4/30/20

1. Represents unpaid principal balance of secured repurchase agreements with four separate counterparties with daily mark-to-market provisions and contract maturities typically of 30 days
2. For loans, represents unpaid principal balance. For CRE Debt Securities, represents market value

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020
6

Strategic Capital Raise

Key Terms[1]

Investor	P.E. Holder, LLC, an affiliate of Starwood Capital Group Global II, L.P.
Security	Series B Cumulative Redeemable Preferred Stock ("Series B Preferred Stock", or "Preferred Stock"); par value per share of $0.001; liquidation preference per share of $25.00
Dividend	11.0% payable quarter (actual/365) on March 31, June 30, September 30 and December 31. Up to 2% may be accrued and paid in additional preferred shares

Commitment Amount

	Series B Preferred Stock	%	Warrants	%
Initial Issuance	$225.0	*70%*	12.0	*80%*
Second Issuance	$50.0	*15%*	1.5	*10%*
Third Issuance	$50.0	*15%*	1.5	*10%*
Total	**$325.0**	***100%***	**15.0**	***100%***

Issuance Period[2]	Through December 31, 2020
Call Provision	As follows: – Prior to the second anniversary, 105% of the Preferred Stock and accrued dividends, if any, plus a make-whole; – During year 3, at 105% of the Preferred Stock and accrued dividends, if any – During 4, at 102.5% of the Preferred Stock and accrued dividends, if any – Thereafter, at par and accrued dividends, if any
Put Provision	After the fourth anniversary, and upon certain change of control events
Warrants	Up to 15 million detachable warrants, each convertible into one common share of TRTX, issued in accordance with table in "Commitment Amount" above
Warrant Strike Price	$7.50, subject to certain anti-dilution adjustments
Warrant Term	5 years
Board Rights	Board Seat: 1 of 7 board seats until such time as Investor holds warrants, or common shares in TRTX obtained via warrant conversion, representing less than 25% of the original amount of warrants. Nomination expected in July 2020. A second board appointment is triggered by Failure Events, including failure to pay dividend currently for two consecutive quarters, or failure to redeem the Series B Preferred Stock upon exercise of put option.

Rationale and Benefits to TRTX

- Materially increases capital base and liquidity
- Recruits as strategic investor Starwood Capital Group ("SCG"), a leading global investor in CRE with substantial experience in CRE credit
- Enabled voluntary deleveraging payments made on May 29 to 7 of TRTX's secured credit facility lenders in exchange for margin call holidays
- Option through December 2020 to issue up to an additional $100 million for general corporate purposes

Disclosure and Economics

- Series B Preferred Stock will:
  - Be presented on face of balance sheet between liabilities and stockholders' common equity
  - Be treated the same as common equity for purposes of calculating financial covenants of TRTX and TRTX Holdco
  - Generate dividends that will qualify for the Dividends Paid Deduction
  - Reduce earnings available for distribution to common shareholders by $24.75 million annually, until redeemed ($35.75 million if a total of $325 million of Series B Preferred Stock is issued)

1. Additional information is accessible in TRTX's Form 8-K filed on May 29, 2020
2. The issuance, sale and delivery of the securities described in the rows entitled "Second Issuance" and "Third Issuance" are subject to options held by TRTX. These options expire on December 31, 2020.

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7

1Q 2020 Recap 1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net loss), LTV, and Loan Risk Rating. GAAP net income defined as GAAP net loss attributable to common stockholders 2. In connection with adoption on January 1, 2020 of Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (“ASU 2016-13”, or “CECL”) GAAP net loss1 and negative Core Earnings1 of $(3.05) and $(2.20) per share, respectively Net Interest Income of $43.3 million, up 4.6% over the three months ended December 31, 2019 Current Expected Credit Losses (CECL)2: Current provision of $63.3 million, or $0.83 per share Reserve at March 31, 2020 was $83.0 million, or $1.08 per share Book value of $16.06 per share at March 31, 2020 Non-recourse, non-mark-to-market financing for 49.9% of loan portfolio at March 31, 2020 Cash on hand at March 31 of $103.6 million, of which $45.2 million was available for investment Cash on hand at May 29 of $235.4 million, of which $209.7 million was available for investment and general corporate purposes Loans: Originations: 5 loans totaling $437.4 million (commitments) and $353.5 million (initial fundings) Weighted average interest rate: LIBOR + 2.84% Weighted average LIBOR floor: 1.62% Weighted average LTV1: 73.5% Repayments: $300.6 million CRE Debt Securities: Sold $187.8 million of face amount of securities generating a loss of $36.2 million in the first quarter Recorded impairment charge of $167.3 million at March 31, which was fully realized in April via sale of remaining portfolio No bonds owned as of April 30, 2020 and no associated liabilities Total loan commitments: $5.8 billion Weighted average LTV1: 65.7% Weighted average interest rate: LIBOR + 3.41% Weighted average LIBOR floor: 1.66% 100% floating rate, 99.6% first mortgage loan portfolio Weighted average risk rating1: 3.1 Office and multifamily comprise 72.3% of portfolio (by loan commitment); 13.7% is comprised of hotel (13.1%) or retail (0.6%) Financial Investment Activity Total Portfolio Liquidity & Capitalization TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

1Q 2020 Loan Portfolio

TPG REAL ESTATE FINANCE TRUST

Loan Investment Activity

Loan Investment Activity[1] ($ in millions)	Quarter Ended March 31, 2020	Quarter Ended December 31, 2019	QoQ Change
Number of Loans Closed	5	7	(28.6%)
Total Loan Commitments	$437.4	$653.7	(33.1%)
Initial Unpaid Principal Balance	$353.5	$561.1	(37.0%)
Average Loan Size (by Commitment)	$87.5	$93.4	(6.3%)
Weighted Average Interest Rate	LIBOR + 2.84%	LIBOR + 2.90%	(2.1%)
Weighted Average LIBOR Floor	1.62%	1.80%	(10.0%)
Weighted Average LTV	73.5%	61.7%	19.1%
Asset-Level Estimated Return on Equity[2]	7.7%	8.4%	(8.3%)

Loan Portfolio

Loan Investment Portfolio[1] ($ in millions)	As of March 31, 2020	As of December 31, 2019	QoQ Change
Total Loan Commitment	$5,763.7	$5,628.8	2.4%
Unpaid Principal Balance	$5,112.8	$4,998.2	2.3%
Weighted Average Loan Risk Rating	3.1	2.9	-
Average Loan Size (by Commitment)	$87.3	$86.6	0.8%
Weighted Average Interest Rate	LIBOR + 3.41%	LIBOR + 3.48%	(2.0%)
Weighted Average LIBOR Floor	1.66%	1.63%	1.8%
Weighted Average LTV	65.7%	65.4%	0.5%
MSA Concentrations (Top 25 / Top 10)	84.8% / 60.6%	84.0% / 56.9%	1.0% / 6.5%

1. See Appendix for definitions, including definitions of LTV, Loan Risk Rating, and Asset-Level Estimated Return on Equity ("ALEROE")
2. ALEROE with respect to certain loan investments reflects initial financing terms at loan closing. The Company may in the future employ different financing terms, which may impact ALEROE for such assets

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

9

1Q 2020 Operating Performance

TPG REAL ESTATE FINANCE TRUST

Financial Performance

Performance Metric	March 31, 2020	December 31, 2019	QoQ Change
GAAP net income (loss) attributable to common stockholders	$(233.1) million / $(3.05) per share	$32.6 million / $0.44 per share	(815.0%) / (793.2%)
Core Earnings[1]	$(168.3) million / $(2.20) per share	$33.2 million / $0.45 per share	(606.9%) / (588.9%)
Cash dividends declared	$33.2 million / $0.43 per share	$32.8 million / $0.43 per share	1.2% / -
Book value per common share	$16.06	$19.78	(18.8%)
Common shares outstanding[2]	76.7 million	76.0 million	0.9%
Weighted average shares outstanding[(2)]	76.5 million	74.5 million	2.7%

Capitalization

Performance Metric	March 31, 2020	December 31, 2019	QoQ Change
Loan Financing Commitments	$6.0 billion	$6.0 billion	0.0%
Loan Financing Capacity	$2.0 billion	$2.2 billion	(9.1%)
Available Liquidity[3]	$167.6 million	$358.3 million	(53.2%)
Cash and Cash Equivalents	$103.6 million	$79.2 million	30.8%
Undrawn Capacity	$64.0 million	$279.1 million	(77.1%)
Loan Portfolio Leverage[1]	77.1%	73.6%	4.8%
Weighted Average Cost of Funds	LIBOR plus 1.64%	LIBOR plus 1.63%	0.6%

1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net loss) and Loan Portfolio Leverage
2. Common shares outstanding and weighted average shares outstanding include common and Class A common stock
3. Available Liquidity is defined as cash, cash equivalents, and immediately available undrawn capacity on secured financing arrangements. Undrawn capacity requires lender consent to be borrowed. There can be no assurance such consent will be granted

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

10

1Q 2020 Book Value Walk 1Q CECL reserve reflects the macroeconomic impact of COVID-19 Aggregate loss from realized losses and impairment charge attributable to bond investments was $203.5M ($2.65 per share) $19.78 $0.01 $0.44 ($0.43) $0.01 $19.81 ($0.26) ($0.83) $18.72 Change in Book Value Per Share Beg. Book Value End. Book Value $16.06 ($0.47) ($2.18) 1. Equals March CECL reserve of $83.0M divided by loan commitments of $5.76B, both as of March 31, 2020 Note: Totals may not sum due to rounding Recurring Operations CECL (144 bps at 3/31/2020)1 Non-Recurring TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

1Q 2020 Loan Originations

Loan Origination Activity

- Closed 5 first mortgage loans
- Total commitments of $437.4 million
- Initial fundings of $353.5 million
- Average loan size of $87.5 million[1]
- 100% Floating Rate
- Weighted average interest rate of LIBOR plus 2.84%
- Weighted average LIBOR floor of 1.62%
- Weighted average LTV of 73.5%[2]

QoQ Portfolio Composition, by Property Type

Property Type[3]	Q4 2019 Portfolio ($M)	1Q 2020 Orig. ($M)	1Q 2020 Repay. ($M)	1Q 2020 Portfolio ($M)	1Q 2020 Portfolio (%)
Office	2,925.7	94.0	(211.5)	2,808.2	48.7%
Multifamily	1,105.0	343.4	(86.8)	1,361.6	23.6%
Office & MFR	***4,030.7***	***437.4***	***(298.3)***	***4,169.8***	***72.3%***

Property Type[3]

% of Portfolio, by Commitment



12/31/2019
3/31/2020
52.0%
48.7%
19.6%
23.6%
13.4%
13.1%
10.7%
10.5%
1.7%
1.6%
0.6%
0.6%
2.0%
1.9%
Office
Multifamily
Hotel
Mixed-Use
Condominium
Retail
Other 4

1. Average loan size based on loans originated or acquired during a reporting period. Property types based on total loan commitment
2. See Appendix for definition of LTV
3. Property type by commitment
4. Includes one land loan (total loan commitment of $112.0 million). This property type is referred to as "Other" in Note 15 to the Consolidated Financial Statements included in the Company's Form 10-Q for the quarter ended March 31, 2020

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

12

Select 1Q 2020 Loan Originations

	Office	Multifamily	Multifamily
Commitment	$94.0M	$200.7M	$50.2M
Location	Washington, D.C.	East Patchogue, NY	Austin, TX
Collateral	✓ 277K SF Class B office building	✓ 925-unit market-rate multifamily community comprised of 634 standard and 291 55+ age-restricted units	✓ 366-unit Class B multifamily property
Borrower Business Plan	✓ Target GSA tenants to lease the remaining space. If the lease is not executed, expand the scale of the capital improvement plan and target private sector tenants.	✓ Implement a mark-to-market strategy for existing tenant base; invest $9.8M in unit interior renovations and $3.8M in common area upgrades.	✓ Increase rents by implementing a value-add program.
LTV / In-Place Debt Yield[1],[2]	61.6% / 6.2%	78.0% / 5.0%	75.6% / 5.5%
Loan Category[1]	Moderate Transitional	Bridge	Light Transitional
Investment Date	January 2020	February 2020	March 2020
Property Photos			

1. See Appendix for definitions, including LTV and Loan Category definitions
2. In-place debt yield for loans originated during the three months ended March 31, 2020 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date

Note: Select 1Q20 Loan Originations represent 80.0% of total loan originations during 1Q20 based on total commitments

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020 13

Diversified Loan Portfolio

National, Major Market Footprint[2]



MI 3.6%
PA 8.2%
NY 19.6%
MA 2.5%
NJ 3.3%
MD 3.0%
NC 3.4%
GA 4.7%
FL 7.0%
VA 3.1%
OH 1.0%
KY 0.7
IL 1.5%
MO 2.3%
NV 1.9%
CA 19.1%
AZ 1.1%
TX 13.1%
LA 1.1%
HI 0.8%

Lending Focused in Top 25 Markets[1]



Other 15.2%
Top 11-25 24.2%
Top 10 60.6%

Top 25 Markets Account for 84.8% of Total Loan Commitments

Property Diversity[2]



Mixed-Use 10.5%
Hotel 13.1%
Retail 0.6%
Condominium[3] 1.6%
Multifamily 23.6%
Other[5] 1.9%
Office 48.7%

Geographic Diversity[2,4]



Southwest 13.8%
East 42.9%
Southeast 11.5%
Various 1.5%
Midwest 7.4%
West 22.9%

Fixed vs. Floating



Floating 100.0%

Loan Category[2,4]



Construction 0.6%
Bridge 34.2%
Moderate Transitional 31.1%
Light Transitional 34.1%

- Loan Portfolio: $5.8 billion[2]
- Loan Type: First Mortgage 99.6% Mezzanine Loan 0.4%
- Weighted Average Interest Rate: LIBOR plus 3.4%
- Weighted Average LTV[4]: 65.7%
- Property Diversity: Office is highest concentration: 48.7%

1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance
2. By total loan commitment at March 31, 2020
3. Condominium exposure reflects total loan commitments for the Company's five condominium inventory loans. The Company's net condominium exposure is reduced to 0.9% by the related aggregate net sales value of executed sales contracts through March 31, 2020
4. See Appendix for definitions, including LTV, Loan Category, and Geographic Diversity definitions
5. Includes one land loan (total loan commitment of $112.0 million). This property type is referred to as "Other" in Note 15 to the Consolidated Financial Statements included in the Company's Form 10-Q for the quarter ended March 31, 2020

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020 14

Risk Ratings Loan commitments and UPB increased to $5.8 billion, or 2.4% QoQ, and $5.1 billion, or 2.3% QoQ, respectively Weighted average loan portfolio risk rating of 3.1 as of March 31, 2020 9 hotel loans moved to a 4 risk rating, reflecting the immediate effects of COVID-19 Risk Ratings – 3/31/2020 $ Millions Total: $5,020.7 Loan Count: 66 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definition of Loan Category 2. By loan carrying value 3. Includes a single sponsor relationship with common control of 4 loans totaling $28.1 million Note: Totals may not sum due to rounding Updated to Reflect Immediate Effects of COVID-191,2 4 Risk Ratings – 12/31/2019 $ Millions $0.0 $0.0 11 47 7 Total: $4,980.4 Loan Count: 65 3 3 Beginning of Period 2.9 2.9 2.8 2.8 Repayments 2.7 3.0 2.4 2.6 New Originations 3.0 3.0 3.0 2.9 End of Period 3.1 2.9 2.9 2.8 Risk Ratings Migration 5 42 18 TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

Financing Overview

Financing Arrangements

- Non-recourse, non-mark-to-market financings represent 49.9% of total loan portfolio financing
- Diverse set of 8 lenders providing committed secured financing arrangements

Loan Financing Utilization[1]

$ Millions



Commitments
Usage
Available
Non-recourse, non-mark-to-market loan financing of 49.9%
$1,824.5
$1,824.5
$132.0
$132.0
$77.0
$77.0
$3,339.5
$1,505.0
$1,834.5
$500.0
$354.4
$145.6
$160.0
$97.4
$62.6
Collateralized Loan Obligations
Non-consolidated Senior Interest
Asset-specific Financing
Secured Revolving Repurchase Agreements
Senior Secured Credit Agreement
Secured Credit Agreement 2

Leverage Ratio / Total TRTX[3]



Debt-to-Equity4
CECL Reserve
Total Leverage4
2.90x
2.99x
2.91x
3.00x
2.84x
2.93x
3.61x
3.72x
0.23x
0.23x
3.38x
3.49x
6/30/2019
9/30/2019
12/31/2019
3/31/2020

1. Total Financing Utilization relates only to the financing of the Company's loan investments. Excludes items related to CRE Debt Securities investments. Borrowings are 25% recourse to TPG RE Finance Trust Holdco, LLC. Totals may not sum due to rounding
2. Borrowings are 100% recourse to TPG RE Finance Trust Holdco, LLC
3. Includes borrowings for loan investments and CRE Debt Securities investments
4. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage

Note: Totals may not sum due to rounding

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

16

Secured Financing Arrangements – Loan Investments Secured Repurchase Agreements $3,339.5 $1,834.6 78.7% 65.9% 51.9% 1.70% Senior Secured Facility $500.0 $145.6 80.0% 73.6% 58.9% 1.75% Table Funding Facility $160.0 $62.6 70.0% 75.5% 52.9% 2.25% Subtotal $3,999.5 $2,042.8 78.6% 66.8% 52.4% 1.72% Term Funding FL-2 $784.9 $784.9 79.5% 62.1% 49.4% 1.44% FL-3 $1,039.6 $1,039.6 84.5% 68.4% 57.8% 1.44% Asset Specific $77.0 $77.0 68.8% 42.6% 29.3% 4.15% Maximum Capacity WA As-Is LTV of Collateral WA Approved Advance Rate Term Funding Outstanding at 3/31/20 WA Cost of Funds Look-through LTV1 Subtotal $1,901.5 $1,901.5 81.8% 64.5% 52.9% 1.55% Grand Total $5,901.0 $3,944.3 79.5% 65.7% 52.6% 1.64% 1. Based on As-Is LTV. See Appendix for definition Credit Facilities TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

Interest Rate Sensitivity 100% floating rate loan portfolio benefits from contractual interest rate floors on our loans with a weighted average strike LIBOR rate of 1.66% portfolio-wide, and the absence of non-zero LIBOR floors on 95.4% of our liabilities Net floating rate mortgage loan exposure of $1.2 billion generates an increase in net interest income in rising and falling rate environments1 Loan Portfolio Composition $ Millions Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR (bps)1,2 1. See Part I, Item 3 of the Company’s Form 10-Q for additional details related to the Company’s interest rate risk for the period ended March 31, 2020 2. Based on 1-month LIBOR at March 31, 2020 of 0.99% Note: Excludes items related to CRE debt security investments Impact on Annualized Net Interest Income per Common Share $0.88 $0.69 $0.57 $0.00 $0.11 $0.15 $0.29 Benefit of LIBOR Floors 1 MO LIBOR at May 8 (19.8 bps) TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020 Platform Highlights Delivering attractive risk-adjusted returns through selective first mortgage loan originations All data as of March 31, 2020, except AUM as of December 31, 2019. Balance sheet lender with $5.8 billion portfolio of floating rate loans, of which 99.6% are first mortgage loans Harnesses TPG’s $87 billion platform, informational advantages, and enhanced access to the capital markets Led by proven, cycle-tested, career portfolio lenders $50M+ transitional, floating rate loans with business plans < 24 months Loans in major US markets with experienced, well‑capitalized sponsors Emphasis on strong credit, visible cash flow, and moderate LTV Scale Experience Focus Risk Mitigation

Appendix

Portfolio Construction 1. Loan origination amounts include loans acquired. 2. See below for definitions, including loan category definitions. 3. For clarity of presentation, excludes industrial and land, which combined is 2.0% of the portfolio Note: Amounts shown based on loan commitment per the Company’s records and related SEC filings, as applicable. During the year ended December 31, 2017, the Company refined its property type classification related to assets within its Mixed Use, Office, Retail, and Other categories. No other categories were impacted as a result of this refinement during the year ended December 31, 2017. All prior periods are presented consistent with these revisions. Property Type3 Loan Category2 Average Loan Size1 Geographic Region ($ in millions) Portfolio-Wide LTV TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020 Investment Approach and Process Focus on credit quality and capital preservation Target primary and select secondary markets with positive economic dynamics Institutional quality properties owned by well-capitalized, experienced borrowers Downside protection through significant borrower equity and discount to replacement cost Short transitional business plans (<24 months) Loan structure and terms consistent with borrower business plan Investment Principles Rigorous Underwriting and Due Diligence Investment Review Committee Deal Screening and Early Warning Memo Underwriting and Due Diligence IRC Review and Approval Portfolio Risk Management

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020 Credit and Risk Management Investment performance enhanced by rigorous credit process and integrated portfolio management Senior management has an average of 25 years of credit and underwriting experience Bottom-up, equity-oriented approach to underwriting and due diligence focused on “all-weather” collateral valuation, and multiple exit strategies Highly structured, carefully tailored loan documents with performance hurdles and project milestones for downside protection Site visits and active diligence on loan collateral, plus competitive properties in local market Augment in-house underwriting and diligence with experienced third party consultants, engineers, and legal counsel Numerous checks and balances Dedicated servicing and asset management team Maintain updated tracking and evaluation system for vigilance in overall portfolio review Direct and frequent dialogue with borrowers Rigorous oversight of portfolio with emphasis on financial, legal, and qualitative analysis Internal monitoring system with quarterly risk ratings and frequent portfolio roll-ups Intensive focus on the borrower to ensure TRTX is the first and last call Evaluate early warning signals to anticipate potential performance issues Implement credit-based loan modifications due to COVID-19-induced pressures on collateral operating performance and loan structures Credit Process Risk & Asset Management

Per Share Calculations

Earnings and Dividends per Common Share

	Three Months Ended (unaudited)			
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
Net Income (Loss) Attributable to Common Stockholders[1]	$(233,061)	$32,618	$32,909	$31,827
Weighted-Average Number of Common Shares Outstanding, Basic and Diluted[2]	76,465,322	74,504,278	74,126,890	73,963,337
Per Common Share Amount, Basic and Diluted	($3.05)	$0.44	$0.44	$0.43
Dividends Declared per Common Share	**$0.43**	**$0.43**	**$0.43**	**$0.43**

Per Share Calculations / Core Earnings Reconciliation

	Three Months Ended (unaudited)			
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
Net Income (Loss) Attributable to Common Stockholders[1]	$(233,061)	$32,618	$32,909	$31,827
Non-Cash Compensation Expense	1,401	590	452	881
Depreciation and Amortization Expense	—	—	—	—
Unrealized Gains (Losses)	—	—	—	—
Reserve for Estimated Credit Losses	63,348	—	—	—
Core Earnings	(168,312)	33,208	$33,361	$32,708
Weighted-Average Number of Common Shares Outstanding, Basic and Diluted[2]	76,465,322	74,504,278	74,126,890	73,963,337
Core Earnings (Loss) per Common Share, Basic and Diluted	**$(2.20)**	**$0.45**	**$0.45**	**$0.44**

Book Value Per Common Share

	For the Period Ended (unaudited)			
	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
Total Stockholders' Equity	$1,231,413	$1,503,954	$1,466,295	$1,464,757
Preferred Stock	125	125	125	125
Stockholders' Equity, Net of Preferred Stock	$1,231,288	$1,503,829	$1,466,170	$1,464,632
Number of Common Shares Outstanding at Period End[2]	76,650,996	76,022,778	74,125,051	74,139,409
Book Value per Common Share	**$16.06**	**$19.78**	**$19.78**	**$19.76**

1. Represents GAAP net loss attributable to the common and Class A common stockholders
2. Includes common stock and Class A common stock. Please see Note 2 to the Consolidated Financial Statements included in the Company's Form 10-Q for the quarter ended March 31, 2020 for a description of the conversion of all Class A shares to common shares in January 2020

Note: Amounts shown in thousands, except share and per share data. Totals may not sum due to rounding

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

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TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]
Loan 1	$350.8	$318.8	L+ 2.9%	4.4 years	New York, NY	Office	$692 Sq. ft.	72.8%
Loan 2	$223.0	$169.0	L+ 3.4%	4.4 years	Atlanta, GA	Office	$214 Sq. ft.	61.4%
Loan 3	$210.0	$166.2	L+ 3.6%	3.8 years	Detroit, MI	Office	$217 Sq. ft.	59.8%
Loan 4	$206.5	$200.1	L+ 2.9%	3.8 years	Various, FL	Multifamily	$181,299 / Unit	76.6%
Loan 5	$200.7	193.2	L+ 2.8%	5.9 years	East Patchogue, NY	Multifamily	$217,003 / Unit	78.0%
Loan 6	$200.0	$174.4	L+ 2.9%	4.4 years	New York, NY	Office	$904 Sq. ft.	65.2%
Loan 7	$190.1	$172.3	L+ 3.0%	4.7 years	San Diego, CA	Office	$248 Sq. ft.	51.9%
Loan 8	$190.0	$183.4	L+ 2.7%	3.3 years	Philadelphia, PA	Office	$177 Sq. ft.	73.6%
Loan 9	$180.0	$180.0	L+ 3.8%	2.6 years	Charlotte, NC	Hotel	$257,143 / Unit	65.5%
Loan 10	$173.3	$166.1	L+ 4.3%	2.5 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%
Loans 11 – 66	**$3,639.3**	**$3,189.3**	**L + 3.6%[4]**	**3.6 years**				**64.1%**
Total Loan Portfolio	**$5,763.7**	**$5,112.8**	**L + 3.4%[4]**	**3.7 years**				**65.7%**

1. Represents TRTX's potential maximum loan commitment/balance
2. Represents TRTX's current loan balance and excludes pari passu and junior positions in the same capital structure
3. See Appendix for definitions, including definition of LTV
4. Represents the weighted average interest rate as of March 31, 2020 which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at March 31, 2020

Note: As of March 31, 2020. Excludes CRE debt securities investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

25

All amounts in thousands except share and per share amounts ASSETS March 31, 2020 (unaudited) December 31, 2019 Cash and Cash Equivalents $103,622 $79,182 Restricted Cash 910 484 Accounts Receivable 6 2,344 Accounts Receivable from Servicer/Trustee 35,448 13,741 Accrued Interest and Fees Receivable 28,213 28,107 Loans Held for Investment 5,096,353 4,980,389 Allowance for Credit Losses (75,658) — Loans Held for Investment, net (includes $2,687,849 and $2,585,030 pledged as collateral under secured revolving repurchase and secured credit agreements) 5,020,695 4,980,389 Investment in Available-for-Sale CRE Debt Securities (includes $603,605 and $786,408 pledged as collateral under secured revolving repurchase agreements) 604,801 787,552 Other Assets, Net 32,606 1,071 Total Assets $5,826,301 $5,892,870 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable $5,173 $6,665 Accrued Expenses and Other Liabilities 17,834 8,176 Secured Revolving Repurchase, Senior Secured, and Secured Credit Agreements (net of deferred financing costs of $9,545 and $11,632) 2,641,548 2,448,422 Collateralized Loan Obligations (net of deferred financing costs of $12,469 and $13,632) 1,812,052 1,806,428 Asset-Specific Financings (net of deferred financing costs of $200 and $294) 76,800 76,706 Payable to Affiliates 7,970 9,520 Deferred Revenue 289 164 Dividends Payable 33,222 32,835 Total Liabilities $4,594,888 $4,388,916 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value per share; 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value per share; 302,500,000 and 300,000,000 shares authorized, respectively; 76,650,996 and 74,886,113 shares issued and outstanding, respectively) 77 75 Class A Common Stock ($0.001 par value per share; 0 and 2,500,000 shares authorized, respectively; 0 and 1,136,665 shares issued and outstanding) — 1 Additional Paid-in-Capital 1,545,024 1,530,935 (Accumulated Deficit) (313,765) (28,108) Accumulated Other Comprehensive Income (Loss) 77 1,051 Total Stockholders' Equity 1,231,413 1,503,954 Total Liabilities and Stockholders' Equity $5,826,301 $5,892,870 Consolidated Balance Sheets TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (three months ended March 31 is unaudited) Three Months Ended March 31,   INTEREST INCOME 2020 2019 Interest Income $81,749 $76,601 Interest Expense (38,457) (39,367) Net Interest Income 43,292 37,234 OTHER REVENUE Other Income, net 328 422 Total Other Revenue 328 422 OTHER EXPENSES Professional Fees 1,819 679 General and Administrative 980 692 Stock Compensation Expense 1,401 633 Servicing and Asset Management Fees 276 513 Management Fee 5,000 5,143 Incentive Management Fee — 1,365 Total Other Expenses 9,476 9,025 Securities Impairments (203,493) — Credit Loss Expense (63,348) — Income (Loss) Before Income Taxes (232,697) 28,631 Income Tax Expense, net (93) (219) Net Income (Loss) ($232,790) $28,412 Preferred Stock Dividends (3) (3) Net Income (Loss) Attributable to TPG RE Finance Trust, Inc. ($232,793) $28,409 Basic Earnings (Loss) per Common Share ($3.05) $0.42 Diluted Earnings (Loss) per Common Share ($3.05) $0.42 Weighted Average Number of Common Shares Outstanding Basic: 76,465,322 68,294,736 Diluted: 76,465,322 68,294,736 Dividends Declared per Common Share $0.43 $0.43 OTHER COMPREHENSIVE INCOME Net Income (Loss) ($232,790) $28,412 Unrealized (Loss) Gain on Available-for-Sale Securities (CRE Debt Securities) (974) 106 Comprehensive Net Income (Loss) ($233,764) $28,518 TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

Cash Flows from Operating Activities: Mar 31, 2020 March 31, 2019 Net Income (Loss) $(232,790) $28,412 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (3,194) (3,627) Amortization of Deferred Financing Costs 3,340 4,698 Stock Compensation Expense 1,401 633 Securities Impairments 203,493 - Allowance for Credit Loss Expense 63,348 - Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 2,338 25 Accrued Interest and Fees Receivable 102 (3,143) Accrued Expenses and Other Liabilities 2,748 (3,616) Accrued Interest Payable (1,533) 1,818 Payable to Affiliates (1,550) 490 Deferred Fee Income 125 151 Other Assets (302) 192 Net Cash Provided by Operating Activities $37,526 $26,033 Cash Flows from Investing Activities: Origination of Loans Held for Investment (351,650) (628,460) Advances on Loans Held for Investment (61,720) (57,394) Principal Repayments of Loans Held for Investment 312,687 359,065 Purchase of Available-for-Sale CRE Debt Securities (168,888) (263,868) Sale and Principal Repayments of Available-for-Sale CRE Debt Securities 86,439 586 Net Cash (Used in) Investing Activities ($183,132) ($590,071) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations - (233,557) Payments on Secured Financing Agreements – Loan Investments (337,306) (264,615) Proceeds from Secured Financing Agreements – Loan Investments 612,861 760,878 Payments on Secured Financing Agreements – CRE Debt Securities (216,638) (387) Proceeds from Secured Financing Agreements – CRE Debt Securities 132,122 227,861 Payment of Deferred Financing Costs (421) (1,176) Payments to Repurchase Common Stock - (42) Proceeds from Issuance of Preferred Stock - 125 Proceeds from Issuance of Common Stock 12,895 119,100 Dividends Paid on Common Stock (32,551) (28,546) Dividends Paid on Class A Common Stock (284) (492) Payment of Equity Issuance and Equity Distribution Agreement Transaction Costs (206) - Net Cash Provided by Financing Activities $170,472 $579,149 Net Change in Cash, Cash Equivalents, and Restricted Cash 24,866 15,111 Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 79,666 40,720 Cash, Cash Equivalents, and Restricted Cash at End of Period $104,532 $55,831 Supplemental Disclosure of Cash Flow Information: Interest Paid 36,090 $34,567 Taxes Paid 4 10 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment Held by Servicer/Trustee, net $881 $6,562 Sales and Principal Repayments of Available-for-Sale CRE Debt Securities Held by Servicer/Trustee, net 33,983 47 Dividends Declared, not paid 33,222 31,598 Accrued Deferred Financing Costs 484 532 Unrealized Gain (Loss) on Available-for-Sale CRE Debt Securities (974) 106 Accrued Equity Issuance and Transaction Costs - 300 Consolidated Statements of Cash Flows All amounts in thousands Three Months Ended (Unaudited) TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), including an allowance for credit losses; and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fee expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the Consolidated Financial Statements included in TRTX’s Form 10-Q Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity TRTX defines Asset-Level Estimated Return on Equity (ALEROE) as a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

Definitions (cont.)

Deferred Fundings

- Borrower fundings that are made under existing loan commitments after loan closing date

Geographic Diversity

- TRTX provides herein additional detail by splitting the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX's Form 10-Q at March 31, 2020 follows (dollars in millions):

Region	Form 10-Q	Reclassification	Supplemental	% Total Commitment
East	$2,474.2	-	$2,474.2	42.9%
South	1,452.2	(1,452.2)	-	-
West	1,320.8	-	1,320.8	22.9%
Midwest	428.4	-	428.4	7.4%
Various	88.1	-	88.1	1.5%
Southeast	-	656.4	656.4	11.5%
Southwest	-	795.8	795.8	13.8%
Total	**$5,763.7**	**$-**	**$5,763.7**	**100.0%**

Note: Totals may not sum due to rounding

Leverage

- Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, and an asset-specific financing agreement, less cash, to (ii) total stockholders' equity, at period end
- Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, and an asset-specific financing agreement, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders' equity, at period end

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Definitions (cont.) Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is real estate value at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interests determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Loan Portfolio Leverage Loan portfolio leverage is the total outstanding borrowings divided by the aggregate unpaid principal balance of the loans pledged at period end TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

Definitions (cont.) Loan Risk Ratings Using on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Default/Possibility of Loss—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable; risk of principal loss. Non-consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on the Company’s balance sheet. When TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party, the Company retains on its balance sheet a mezzanine loan Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020

Company Information

TPG RE Finance Trust, Inc. ("TRTX" or the "Company") is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate-related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG. TPG is a global alternative asset firm with a 25-year history and more than $87 billion of assets under management.

For more information regarding TRTX, visit www.tpgrefinance.com.

Contact Information

Headquarters:
888 Seventh Avenue
35th Floor
New York, NY 10106

New York Stock Exchange:
Symbol: TRTX

TPG RE Finance Trust, Inc.
Bob Foley
Chief Financial & Risk Officer
+1 (212) 430-4111
bfoley@tpg.com

Investor Relations:
+1 (212) 405-8500
IR@tpgrefinance.com

Media Contact:
TPG RE Finance Trust, Inc.
Courtney Power
+1 (415) 743-1550
media@tpg.com

Analyst Coverage

Citigroup
Arren Cyganovich
+1 (212) 816-3733

Deutsche Bank
George Bahamondes
+1 (212) 250-1587

JP Morgan
Richard Shane
+1 (415) 315-6701

JMP Securities
Steven DeLaney
+1 (212) 906-3517

Raymond James
Stephen Laws
+1 (901) 579-4868

Wells Fargo
Donald Fandetti
+1 (212) 214-8069

Transfer Agent

American Stock Transfer & Trust Company, LLC
+1 (800) 937-5449
help@astfinancial.com

TRTX Presentation | NAREIT REITweek 2020 | June 3, 2020 33